EXHIBIT (a)(2)




                              LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
              (INCLUDING ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                             HOMEOWNERS GROUP, INC.

                        PURSUANT TO THE OFFER TO PURCHASE

                            DATED SEPTEMBER 19, 1997

                                       BY

                           CC ACQUISITION CORPORATION

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN STANDARD TIME, ON FRIDAY OCTOBER 17,1997, UNLESS THE OFFER IS EXTENDED.


                         The Depositary for the Offer is

                   CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By Mail:                     By Overnight Delivery:       By Hand
2 Broadway                   2 Broadway                   2 Broadway, 19th Floor
New York, NY  10004          New York, NY  10004          New York, NY  10004

                           By Facsimile Transmission:
                                 (212) 509-5150
                              Confirm by Telephone:
                            (212) 509-4000, Ext. 535

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Homeowners Group, Inc., a Delaware corporation (the "Company") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or delivery of Shares is to be made by book-entry transfer to an account maintained by Continental Stock Transfer & Trust Company (the "Depositary") at The Depository Trust Company (a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure set forth in "THE TENDER OFFER--Procedure for Tendering Shares--Book-Entry Transfer" in Section 2 of the Offer to Purchase. See Instruction 2 hereof. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.











|_| CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution:__________________________________________________

Check Box of Applicable Book-Entry Transfer Facility:

|_| DTC

Account Number:_________________________________________________________________
Transaction Code Number:________________________________________________________


|_| CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):________________________________________________
Window Ticket No. (if any):_____________________________________________________
Date of Execution of Notice of Guaranteed Delivery:_____________________________ Name of Institution which Guaranteed Delivery:__________________________________

Check Box of Applicable Book-Entry Transfer Facility:

|_| DTC

Account Number:_________________________________________________________________
Transaction Code Number:________________________________________________________


                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------ -------------------- ------------------
                    Name and Address of Shareholder                       Certificate No.(1)   Number of Shares
                                                                                                  Tendered(2)
------------------------------------------------------------------------ -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                         -------------------- ------------------
                                                                                               TOTAL SHARES
--------------------------------------------------------------------------------------------- ------------------

(1)     Need not be completed by stockholders delivering Shares by book-entry transfer.
(2)     Unless otherwise indicated, it will be assumed that all Shares evidenced by each Certificate delivered to the Depositary are being tendered hereby.  See Instruction 4.














-----------------------------------          -----------------------------------
   SPECIAL PAYMENT INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
          (PLEASE PRINT)                                (PLEASE PRINT)
        (See Instruction 7)

To be  completed  ONLY if the check          To be  completed  ONLY if the check
is to be  issued in the name of and          is to be  issued in the name of the
mailed to other than the registered          registered  holder(s)  but  sent to
holders(s).*                                 other than the address of record.

Certificates   must   be   properly
assigned and signatures guaranteed.

Issue and mail the check to:                 Mail the check to:

Name:                                        Name:

Address:                                     Address:
-----------------------------------          -----------------------------------
                                             -----------------------------------
*    If the  check is to be  issued                      SIGNATURE
     in  the  name  of  any  person
     other   than  the   registered
     holder(s)        of        the
     certificate(s)    surrendered,
     such person must  complete and
     sign the Substitute  Form W-9.
     (See Instruction 12).
Dated:_______________________, 1997          (X)
                                             -----------------------------------

Must be signed by registered holder(s) as name(s) appear on the certificate(s), or the authorized representative of such registered holder(s), or by person(s) to whom the surrendered certificate(s) have been transferred. (See Instruction
1).


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to CC Acquisition Corporation, a Delaware corporation (the "Purchaser") and a wholly owned subsidiary of HAC, Inc., a Delaware corporation ("Parent"), (i) the above described shares of Common Stock, par value $0.01 per share (the "Shares"), of Homeowners Group, Inc., a Delaware corporation (the "Company"), including the associated common stock purchase rights (the "Associated Rights") issued pursuant to the Rights Agreement, dated as of November 1, 1990, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent, as amended, for total consideration of up to $2.06 per share, $.55 of which shall be net to seller in cash (the "Cash Price"), and $1.51 of which shall be held in an escrow account (the "Escrow Account", and together with the Cash Price, the "Offer Consideration"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 19, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

         Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after September 9, 1997 (collectively,










"Distributions"), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of the Purchaser,
(ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

         By executing this Letter of Transmittal, the undersigned irrevocably appoints each designee of Purchaser as attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to the Shares (and any Distributions) tendered by the undersigned and accepted for payment by the Purchaser. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will, without further action, be revoked, and no subsequent powers of attorney and proxies may be given nor any subsequent written consent executed by the undersigned (and, if given or executed, will not be deemed to be effective) with respect thereto. The designees of the Purchaser will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of the stockholders of the Company or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise, and the Purchaser reserves the right to require that, in order for Shares or other securities to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares (and any Distributions).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions), and that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and to any Distributions), free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares (and any Distributions) will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price, the amount or value of each such Distribution as determined by the Purchaser in its sole discretion.

         No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Offer to Purchase, this tender is irrevocable.











         The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "THE TENDER OFFER--Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

         Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the Cash Price portion of the purchase price of all Shares, and return all Certificates evidencing Shares not purchased or not tendered, in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) if the Purchaser does not purchase any of the Shares tendered hereby.









                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER


1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of applicable security) of the Shares tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "THE TENDER OFFER--Procedure for Tendering Shares" in the Offer to Purchase. Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in "THE TENDER OFFER--The Offer" in the Offer to Purchase). If Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Securityholders whose Certificates are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer, if applicable, on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "THE TENDER OFFER--Procedures for Tendering Shares--Guaranteed Delivery" in the Offer to Purchaser. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and
(iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer, if applicable, into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A trading day is any day on which the Nasdaq National Market is open for business.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SECURITYHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.










         No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of the Letter of Transmittal (or a facsimile hereof), all tendering securityholders waive any right to receive any notice of the acceptance of their Shares for payment.

3. INADEQUATE SPACE. If the space provided herein under either "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the boxes entitled "Number of Shares Tendered". In such cases, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" , as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

         If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

         If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s)
evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.











6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificates evidencing the Shares tendered hereby.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the boxes entitled "Description of Shares Tendered" , the appropriate boxes on this Letter of Transmittal must be completed.

8.       LOST,   DESTROYED  OR  STOLEN   CERTIFICATES.   If  any  certificate(s)
representing Shares has been lost, destroyed or stolen, the securityholder should promptly notify the Depositary. The securityholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

9. WAIVER OF CONDITIONS. The conditions to the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

10. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Mackenzie Partners, Inc., as Information Agent at its address or telephone number set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or from securityholders' brokers, dealers, commercial banks or trust companies.

11. FOREIGN HOLDERS. Foreign holders must submit a completed IRS Form W-8 to avoid backup withholding. IRS Form W-8 may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

12. SUBSTITUTE FORM W-9. Each tendering securityholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, that such number is correct and that such securityholder is not subject to backup withholding of federal income tax. If a tendering securityholder has been notified by the Internal Revenue Service that such securityholder is subject to backup withholding, such securityholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such securityholder has since been notified by the Internal Revenue Service that such securityholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering securityholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering securityholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such securityholder should write "Applied For" in the space provided for in the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such securityholder until a TIN is provided to the Depositary.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN "THE TENDER OFFER--THE OFFER" IN THE OFFER TO PURCHASE).

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, a securityholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such securityholder's correct TIN on Substitute Form W-9 below. If such securityholder is an individual, the TIN is such securityholder's social security number. If the Depositary is not provided with the correct TIN, the securityholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such securityholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

         Certain securityholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the securityholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a securityholder with respect to Shares purchased pursuant to the Offer, the securityholder is required to notify the Depositary of such securityholder's correct TIN by completing the form below certifying (a) that the TIN provided on Substitute Form W-9 is correct (or that such securityholder is awaiting a TIN), and (b) that (i) such securityholder is exempt from backup withholding, (ii) such securityholder has not been notified by the Internal Revenue Service that such securityholder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such securityholder that such securityholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The securityholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute W-9 for additional guidance on which number to report. If the tendering securityholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the securityholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such securityholder until a TIN is provided to the Depositary.








                                   IMPORTANT
                 STOCKHOLDER: SIGN HERE AND COMPLETE SUBSTITUTE
                              FORM W-9 ON REVERSE


--------------------------------------------------------------------------------
                        (Signature(s) of Stockholder(s))

Dated:                       ,1997
      -----------------------

        (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate or on a security position listing or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)


Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (Full Title):
                      ----------------------------------------------------------
                               (See Instruction 5)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)


Area Codes and Telephone Numbers:
                                 -----------------------------------------------
                                                        (Home)

                                 -----------------------------------------------
                                                      (Business)

Taxpayer Identification or Social Security No.
                                              ----------------------------------
                                                    (Complete Substitute
                                                     Form W-9 on Reverse)



                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)


--------------------------------------------------------------------------------
                             Authorized Signature(s)

--------------------------------------------------------------------------------
                                     (Name)

--------------------------------------------------------------------------------
                                 (Name of Firm)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          (Address Including Zip Code)

--------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

Dated:                       , 1997
      -----------------------











Name:
     ------------------------------------------------------------------

Business Name:
              ---------------------------------------------------------

Check as appropriate:      Individual/Sole Proprietor       Corporation
                      -----                            -----

                           Partnership       Other:
                      -----             -----      --------------------

Address:
        ---------------------------------------------------------------

        ---------------------------------------------------------------

================================================================================
SUBSTITUTE
FORM W-9
DEPARTMENT OF THE TREASURY
INTERNAL REVENUE SERVICE

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)
--------------------------------------------------------------------------------
Part I - PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
--------------------------------------------------------------------------------
Part II - For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
--------------------------------------------------------------------------------
Part III - Social Security Number OR Employer Identification Number

--------------------------------------
(If awaiting TIN, write "Applied For")
================================================================================
Certification - Under penalties of perjury, I certify that:

(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
================================================================================
Signature                                     Date                    , 1997
         ------------------------------            -------------------
================================================================================

NOTE: FAILURE TO  COMPLETE  AND RETURN  THIS  SUBSTITUTE  FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31.0% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER TO PURCHASE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE  IF YOU WROTE "APPLIED FOR" IN
      PART III OF THE SUBSTITUTE FORM W-9.

================================================================================

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31.0% of all payments of the Cash Price portion of the Offer Consideration made to me thereafter will be withheld until I provide a number.

Signature                                     Date                    , 1997
         ------------------------------            -------------------
================================================================================

                     The Information Agent for the Offer is:

                               MACKENZIE PARTNERS
                                156 Fifth Avenue
                              New York, N.Y. 10010
                          (212) 929-5500 (collect call)
                                       or
                         Call Toll Free: (800) 322-2885